UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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PROGRESS SOFTWARE CORPORATION

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P R E S S    A N N O U N C E M E N T

FOR IMMEDIATE RELEASE

Investor Relations Contact:	Public Relations Contact:
Tom Barth	John Stewart
Progress Software Corporation	Progress Software Corporation
(781) 280-4135	(781) 280-4101
tobarth@progress.com	jstewart@progress.com

Progress Software Comments on Withdrawal of Starboard Nominees

BEDFORD, MA, May 7, 2012 – Progress Software Corporation (NASDAQ: PRGS) announced today that it is in receipt of a letter from Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) notifying the Company that Starboard is withdrawing its slate of nominees for election to Progress’ Board of Directors at the upcoming 2012 Annual Meeting of Shareholders.

The Company issued the following statement:

“Progress’ Board of Directors and management team are dedicated to building value for all shareholders through the implementation of our new strategic plan, which we announced on April 25, 2012. This plan represents a significant strategic shift for Progress that we are confident will fundamentally reposition the Company and drive growth, increase profitability and enhance shareholder value. We are especially pleased that our shareholders, including Starboard, support our strategic plan.”

“Starboard’s withdrawal of its nominees demonstrates its support of our strategic plan and confidence in our Board to help oversee its execution. We appreciate the positive and constructive feedback and valuable insights we received from Starboard and our other shareholders. We look forward to focusing exclusively on executing our plan to drive growth and enhance our operating margins for the benefit of all Progress shareholders.”

As a result of Starboard’s withdrawal of its candidates, any shareholders who previously voted the White Starboard proxy are urged to vote the Company’s GOLD card to ensure their shares are cast for the Progress director candidates as well as all other proposals to be considered at the Annual Meeting.

The Company reminds shareholders to vote the GOLD proxy card today by telephone, by Internet or by signing, dating and returning the GOLD proxy card. Progress shareholders with questions about how to vote their shares should contact the Company’s proxy solicitor, MacKenzie Partners, toll-free at (800) 322-2885.

Progress’ 2012 Annual Meeting of Shareholders will be held on May 31, 2012.

About Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or on any

Cloud, on any platform and on any device with minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements regarding Progress’s strategic plan and the expected timing for completion; the components of that plan including operational restructuring, product divestitures and return of capital to shareholders; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (1) Progress’s ability to realize the expected benefits and cost savings from its strategic plan; (2) market acceptance of Progress’s strategic plan and product development initiatives; (3) disruption caused by implementation of the strategic plan and related restructuring and divestitures on relationships with employees, customers, vendors and other business partners; (4) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (5) Progress’s ability to complete the proposed product divestitures in a timely manner, at favorable prices or at all; (6) Progress’s ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (7) the continuing weakness in the U.S. and international economies, which could result in fewer sales of Progress’s products and/or delays in the implementation of Progress’s strategic plan and may otherwise harm Progress’s business; (8) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (9) the receipt and shipment of new orders; (10) Progress’s ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (11) the timely release of enhancements to Progress’s products and customer acceptance of new products; (12) the positioning of Progress’s products in its existing and new markets; (13) variations in the demand for professional services and technical support; (14) Progress’s ability to penetrate international markets and manage its international operations; and (15) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress’s business, please refer to Progress’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2011, as amended, and Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2012. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Important Shareholder Information

Progress will hold its 2012 Annual Meeting of Shareholders on May 31, 2012. Progress has filed with the Securities and Exchange Commission and mailed to its shareholders a definitive proxy statement in connection with the Annual Meeting. The proxy statement contains important information about Progress, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by Progress with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Progress’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Progress by directing a request to Progress at 14 Oak Park, Bedford, Massachusetts 01730, c/o Corporate Secretary.

Progress and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Progress in connection with the Annual Meeting. Information regarding Progress’s directors and executive officers is contained in Progress’s annual report on Form 10-K filed with the SEC on January 30, 2012, as amended, and definitive proxy statement filed with the SEC on April 20, 2012.

May 7, 2012

Dear Fellow Progress Software Shareholder:

As you may know, on May 7, 2012, Starboard Value and Opportunity Master Fund Ltd. (“Starboard”) announced that it has withdrawn its slate of nominees for election to Progress’ Board of Directors at the 2012 Annual Meeting of Shareholders scheduled for May 31, 2012.

As a result of Starboard’s withdrawal of its candidates, any shareholders who previously voted the White Starboard proxy are urged to vote the Company’s GOLD card to ensure your shares are cast for the Progress director candidates as well as all other proposals to be considered at the Annual Meeting.

Since we announced our new strategic plan on April 25, 2012, we have received a lot of positive feedback and valuable insights from our shareholders. We are now singularly focused on our mission to become a leading provider of a next-generation application development and deployment platform in the Cloud for the Application Platform-as-a-Service (aPaaS) market by investing in our core. We are excited about our future prospects and look forward to executing our plan to drive growth, increase profitability and enhance shareholder value.

I am writing to remind you to vote the GOLD proxy card today by telephone, by Internet or by signing, dating and returning the enclosed GOLD proxy card. If you have questions about how to vote your shares, please contact the Company’s proxy solicitor, MacKenzie Partners, toll-free at (800) 322-2885.

On behalf of the entire Board and management team, thank you for your continued support of Progress.

Sincerely,

Jay Bhatt

President and Chief Executive Officer

If you have any questions, require assistance in voting your shares, or need additional copies of Progress’ proxy materials, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

Forward-Looking Statements

This letter contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this letter include, but are not limited to, statements regarding Progress’s strategic plan and the expected timing for completion; the components of that plan including operational restructuring, product divestitures and return of capital to shareholders; acquisitions; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress’s business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: (1) Progress’s ability to realize the expected benefits and cost savings from its strategic plan; (2) market acceptance of Progress’s strategic plan and product development initiatives; (3) disruption caused by implementation of the strategic plan and related restructuring and divestitures on relationships with employees, customers, vendors and other business partners; (4) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (5) Progress’s ability to complete the proposed product divestitures in a timely manner, at favorable prices or at all; (6) Progress’s ability to make technology acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (7) the continuing weakness in the U.S. and international economies, which could result in fewer sales of Progress’s products and/or delays in the implementation of Progress’s strategic plan and may otherwise harm Progress’s business; (8) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (9) the receipt and shipment of new orders; (10) Progress’s ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (11) the timely release of enhancements to Progress’s products and customer acceptance of new products; (12) the positioning of Progress’s products in its existing and new markets; (13) variations in the demand for professional services and technical support; (14) Progress’s ability to penetrate international markets and manage its international operations; and (15) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress’s business, please refer to Progress’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2011, as amended, and Quarterly Report on Form 10-Q for the fiscal quarter ended February 29, 2012. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this letter.

Important Shareholder Information

Progress will hold its 2012 Annual Meeting of Shareholders on May 31, 2012. Progress has filed with the Securities and Exchange Commission and mailed to its shareholders a definitive proxy statement in connection with the Annual Meeting. The proxy statement contains important information about Progress, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by Progress with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Progress’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Progress by directing a request to Progress at 14 Oak Park, Bedford, Massachusetts 01730, c/o Corporate Secretary.

Progress and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Progress in connection with the Annual Meeting. Information regarding Progress’s directors and executive officers is contained in Progress’s annual report on Form 10-K filed with the SEC on January 30, 2012, as amended, and definitive proxy statement filed with the SEC on April 20, 2012.

May 7, 2012

Dear Colleagues:

I am writing to update you on a recent development at Progress. You may have seen the news today that Starboard Value and Opportunity Master Fund Ltd. (“Starboard”), one of our large shareholders, has withdrawn its slate of nominees proposed for election to the Progress Board of Directors at our upcoming Annual Meeting of Shareholders on May 31, 2012.

This is very good news for Progress. Our plan to become a leading provider of a next-generation application development and deployment platform in the Cloud for the aPaaS market is a dramatic strategic shift for Progress. It represents an exciting new opportunity for us to build the technology company of the future. The investors we’ve met with during the past few weeks have enthusiastically embraced the plan, as validated by Starboard’s decision to withdraw its slate. Our focus will continue to be on executing our strategic plan and driving the value we are confident it will produce.

But we won’t get there overnight. There is a lot of hard work yet to be done – and I know we are up to the task. We have the benefit of decades of experience, best in class products and world class employees who will help drive us on this journey. We are in the beginning stages of our transformation, and to achieve our goals, we must remain single-minded and focused on execution.

I recognize that the new plan means significant change for many of you. The management team and I are committed to seeking new homes for the products we no longer consider core to our strategy at companies whose values are consistent with ours. As you know, we have a team already exploring the sale of these products. But we need your help, too. During this transition period we must continue to demonstrate the fundamental value of all of our products, and therefore we must go to market with all of our products and with the same spirit of competition that has helped us win in the past. And we must innovate and solve our customers’ problems as we have always done.

Lastly, if you are a Progress shareholder, you should have already received our proxy statement in the mail, including a gold proxy card. You may have also received a white proxy card from Starboard. In light of today’s news, the white card is no longer valid. As a Progress shareholder, it is still important that you vote by telephone, by Internet or by signing, dating and returning the GOLD proxy card. If you have questions about how to vote your shares you should contact the Company’s proxy solicitor, MacKenzie Partners, toll-free at (800) 322-2885.

As always, it is important that the Company continues to speak with one voice. If you receive any inquiries from shareholders or investors, please forward them to Tom Barth at tobarth@progress.com or 781-280-4135. If you receive questions from the media, please forward them to John Stewart at jstewart@progress.com or 1-781-280-4101.

As incredibly difficult as this will be, we must remain focused on the business before us. If we do this, I know we can succeed and we will be a good, great and important company. I cannot thank you enough for your ongoing hard work, especially over the last several weeks and months. I look forward to spending time with you as we move forward.

Sincerely,

Jay Bhatt